Exhibit 99.1

TLGY Acquisition Corp. and StablecoinX Assets Inc. Announce Additional $530 Million in PIPE Financing and Creation of New Strategic Advisory Board

Follows the July 21, 2025 Announcement of their Proposed Business Combination and Initial $360 Million PIPE Financing

Ethena Foundation to Immediately Initiate Follow-On $310 Million Token Buyback Program, Building on Initial $260 Million Token Buyback Program, Bringing Total Announced Buybacks to $570 Million

Newly Formed Strategic Advisory Board, Chaired by Rob Hadick, General Partner at Dragonfly, Will Complement and Support Management Team and Board of Directors

New York – September 5, 2025 – TLGY Acquisition Corp. (OTC: TLGYF) (“TLGY”), a special purpose acquisition company, and StablecoinX Assets Inc. (“SC Assets”), a newly-formed validator and infrastructure business supporting the Ethena ecosystem, which together previously announced their entry into a definitive agreement for a business combination (the “Business Combination Agreement” and the transactions contemplated thereby, the “Transaction”), today announced the signing of an additional $530 million in private investment in public equity (“PIPE”) financing (“Additional PIPE”) in connection with the Transaction. The Additional PIPE financing is expected to support the combined company’s efforts to establish a multi-year treasury strategy focused on building a reserve of ENA, the Ethena protocol’s native token.

Together with the Additional PIPE, the combined company – which will be named StablecoinX Inc. (“StablecoinX”) upon the closing of the Transaction – has raised a total of $890 million in committed PIPE financing to date. The combined company is now expected to hold over 3 billion ENA tokens at closing of the Transaction. As previously disclosed, the combined company’s business is expected to be the first pure-play treasury company in the Ethena stablecoin vertical.

The Additional PIPE financing includes participation from YZi Labs, Brevan Howard, Susquehanna Crypto, and IMC Trading, as well as investors who participated in the initial PIPE, including Dragonfly, ParaFi Capital, Maven11, Kingsway, Mirana, and Haun Ventures. The Additional PIPE was priced at $10 per share and, as in the initial PIPE, a portion of the net cash proceeds are expected to be used to acquire discounted locked ENA from a subsidiary of the Ethena Foundation as part of a multi-year collaboration agreement between TLGY and the Ethena Foundation, with the tokens held in custody for the benefit of the cash investors until the Transaction closes.

“The Additional PIPE financing provides capital to expand StablecoinX’s future ENA holdings and reflects strong investor conviction in our unique strategy, which provides investors direct exposure to the growth of stablecoins and one of the most exciting digital dollar ecosystems in Ethena,” said Young Cho, CEO of TLGY and CEO of SC Assets. “This financing enhances StablecoinX’s ability to pursue a deliberate, multi-year ENA accumulation strategy while giving public market investors transparent, well-governed access to the Ethena ecosystem.”

“The Collaboration Agreement and locked-token framework we announced in July were designed to foster long-term alignment,” said Marc Piano, Director at the Ethena Foundation. “This additional capital strengthens ecosystem resilience, deepens ENA liquidity, and supports the sustainable growth of USDe, USDtb, and future Ethena products.”

As with the initial PIPE raise, an Ethena Foundation subsidiary intends to use all of the cash proceeds from the locked ENA token sale to purchase ENA across public markets via intermediary market makers starting today, reinforcing the alignment between the Foundation and StablecoinX shareholders.

Formation of Strategic Advisory Board

SC Assets has also formed a Strategic Advisory Board to provide high-level, non-governing strategic counsel as the company works toward facilitating StablecoinX’s multi-year ENA treasury strategy and scales validator and infrastructure services in support of the Ethena ecosystem. The Advisory Board will complement the Board of Directors and management by offering perspective on ecosystem alignment, market structure, partnerships, and governance best practices with a focus on long-term value creation for public shareholders.

Rob Hadick, General Partner at Dragonfly, will serve as Chairman of the Advisory Board. Additional members are expected to be announced prior to the closing of the Transaction.

“There is clear demand for exposure to the secular growth of stablecoins, and StablecoinX will provide a new and unique access point for public market investors. Ethena’s standing as the third largest digital synthetic dollar issuer behind Tether and Circle places it at the forefront of the surging stablecoin market.” said Rob Hadick, Chairman of the SC Assets Advisory Board.

“Since the announcement of the initial PIPE financings, USDe circulation has more than doubled to over $12 billion, and we have announced a partnership with Anchorage Digital Bank to onshore USDtb, which we believe is set to become the first stablecoin with a clear pathway to being compliant with the recently-enacted GENIUS Act,” said Guy Young, founder of Ethena Labs and advisor to StablecoinX. “StablecoinX’s permanent capital mandate, combined with expanded resources, will help support and secure the Ethena ecosystem and its mission.”

The transactions are expected to close in Q4 2025, subject to shareholder approval and other customary closing conditions. StablecoinX’s Class A common shares are expected to be listed on Nasdaq under the ticker symbol “USDE” at closing.

For additional information regarding the transaction, see TLGY’s related Form 8-K, which will be filed promptly, and which can be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Additional information can be found at TLGY’s website: http://tlgyacquisition.com/.

Advisors

Cohen & Company Capital Markets (“CCM”), a division of Cohen & Company Securities, LLC acted as financial advisor and exclusive placement agent to SC Assets. Perkins Coie LLP is acting as legal advisor to TLGY. Ropes & Gray LLP is acting as legal advisor to the Ethena Foundation. Edelman Legal Advisory PLLC is acting as legal advisor to SC Assets. Morgan, Lewis & Bockius LLP is acting as legal advisor to CCM.

About TLGY Acquisition Corporation

TLGY Acquisition Corporation is a blank-check company sponsored by Carnegie Park Capital LLC, whose business purpose is to effect a merger, share exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. TLGY was formed to focus on growth companies through long-term, private equity-style value creation.

About StablecoinX Assets Inc.

SC Assets is a newly-formed validator and infrastructure business expected to operate infrastructure and staking services, running validators and related technical services for the Ethena protocol. After the closing, StablecoinX is expected to adopt a multi-year treasury strategy to build a reserve of ENA, the Ethena protocol’s native token.

About the Ethena Foundation

The Ethena Foundation serves as an independent steward of the Ethena protocol – the network behind the USDe and USDtb digital dollars – with a focus on the protocol’s long-term success and integrity. The Ethena Foundation is responsible for the protocol’s governance framework, oversight of key protocol assets, and facilitating essential operations. The foundation’s commitment is to ensure the sustainable development and stability of the Ethena ecosystem for all its participants.

Important Information and Where to Find It

In connection with the Transaction, StablecoinX intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of TLGY and a preliminary prospectus of StablecoinX, and after the Registration Statement is declared effective, TLGY will mail the definitive proxy statement/prospectus relating to the Transaction to its shareholders as of the record date to be established for voting at the Extraordinary General Meeting. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the Transaction and the other matters to be voted upon at the Extraordinary General Meeting. This press release does not contain all the information that should be considered concerning the Transaction and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. TLGY and StablecoinX may also file other documents with the SEC regarding the Transaction. TLGY’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Transaction, as these materials will contain important information about TLGY, SC Assets, StablecoinX and the Transaction.

TLGY’s shareholders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed by TLGY and StablecoinX with the SEC, free of charge, through the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements with respect to the proposed Transaction include expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding SC Assets, StablecoinX, TLGY and the proposed Transaction, statements regarding the anticipated benefits and timing of the completion of the proposed Transaction, the assets held by SC Assets and StablecoinX, the price and volatility of ENA, ENA’s growing prominence as an issuer of digital dollars on-chain, StablecoinX’s listing on any securities exchange, the macro, political and regulatory conditions surrounding ENA, the planned business strategy including StablecoinX’s ability to develop a corporate architecture capable of supporting its treasury initiatives and strategic stake in the Ethena Protocol, plans and use of proceeds, objectives of management for future operations of StablecoinX, the upside potential and opportunity for investors, StablecoinX’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the proposed Transaction, the satisfaction of closing conditions to the proposed Transaction and the level of redemptions of TLGY’s public shareholders, and StablecoinX’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. Forward-looking statements are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of TLGY’s securities; the risk that the proposed Transaction may not be completed by TLGY’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the proposed Transaction, including the approval of TLGY’s shareholders and the listing of StablecoinX’s securities on a national securities exchange at closing; failure to realize the anticipated benefits of the proposed Transaction; the level of redemptions by TLGY’s public shareholders, which may reduce the public float of, reduce the liquidity of the trading market of, and/or impact the ability of, the shares of Class A common stock of StablecoinX to be listed in connection with the proposed Transaction; the insufficiency of the third-party fairness opinion for the board of directors of TLGY in determining whether or not to pursue the proposed Transaction; the failure of StablecoinX to obtain or maintain the listing of its securities on any securities exchange after closing of the proposed Transaction; risks associated with TLGY, SC Assets and StablecoinX’s ability to consummate the proposed Transaction timely or at all, including in connection with potential regulatory delays or impediments, changes in ENA prices or for other reasons; costs related to the proposed Transaction and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to StablecoinX’s anticipated operations and business, including the volatile nature of the price of ENA; the risk that StablecoinX’s stock price will be highly correlated to the price of ENA and the price of ENA may decrease between the signing of the definitive documents for the proposed Transaction and the closing of the proposed Transaction or at any time after the closing of the proposed Transaction; risks associated with TLGY, SC Assets and StablecoinX’s ability to consummate the proposed Transaction timely or at all, including in connection with potential regulatory delays or impediments, changes in ENA prices or for other reasons; risks related to increased competition in the industries in which StablecoinX will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding ENA; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the proposed Transaction, StablecoinX experiences difficulties managing its growth and expanding operations; the risks that launching and growing StablecoinX’s ENA treasury advisory and services in digital marketing and strategy could be difficult; challenges in implementing StablecoinX’s business plan, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which StablecoinX’s Class A Common Stock will be listed or by the SEC, which may impact StablecoinX’s ability to list its securities and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against StablecoinX, SC Assets, TLGY or others following announcement of the proposed Transaction, and those risk factors discussed in documents that StablecoinX and/or TLGY has filed, or will file, with the SEC. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of The Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that have been and/or will be filed by TLGY with the SEC from time to time, the Registration Statement that will be filed by StablecoinX and TLGY and the proxy statement/prospectus contained therein, and other documents that have been or will be filed by TLGY and StablecoinX from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither TLGY, SC Assets nor StablecoinX presently know or that TLGY, SC Assets and StablecoinX currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of TLGY, SC Assets, and StablecoinX assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither TLGY, SC Assets, nor StablecoinX gives any assurance that any of TLGY, SC Assets, or StablecoinX will achieve their respective expectations. The inclusion of any statement in this press release does not constitute an admission by TLGY, SC Assets or StablecoinX or any other person that the events or circumstances described in such statement are material.

The terms of the proposed Transaction described in this press release, including any dollar-denominated figures or implied valuations, are based on information as of the date hereof and assume no redemptions from the TLGY trust account. These terms are subject to change, including as a result of fluctuations in the price of ENA prior to closing of the proposed Transaction. There can be no assurance that the final terms at the closing of the Transaction will reflect the figures referenced herein.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of TLGY, SC Assets, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Transaction or the accuracy or adequacy of this communication.

Participants in the Solicitation

TLGY, SC Assets, StablecoinX and their respective directors and officers may be deemed participants in the solicitation of proxies of TLGY’s shareholders in connection with the Transaction. More detailed information regarding the directors and officers of TLGY, and a description of their interests in TLGY, is contained in TLGY’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 5, 2025, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of TLGY’s shareholders in connection with the Transaction and other matters to be voted upon at the Extraordinary General Meeting will be set forth in the Registration Statement for the Transaction when available.

Media Contacts

StablecoinX Assets Inc.
press@stablecoinx.com

TLGY Acquisition Corp.
TLGY@gasthalter.com

Ethena Foundation
nate.johnson@augustco.com

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